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                                                                EXHIBIT 11(a)

                              CONSENT OF COUNSEL


          We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 14 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62470 and 811-07704) under the Securities Act of 1933, as amended.




                                                           /s/ Ropes & Gray

                                                           Ropes & Gray


Washington, D.C.
Decmeber 18, 1996